                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 28, 2002

                                  I-many, Inc.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            000-30883                                     01-0524931
---------------------------------           ------------------------------------
   (Commission File Number)                 (I.R.S. Employer Identification No.)


         537 Congress Street
         5th Floor
         Portland, Maine                                  04101-3353
----------------------------------------      ----------------------------------
(Address of Principal Executive Offices)                  (Zip Code)

                                 (207) 774-3244
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On June 28, 2002, the Registrant agreed to accelerate to July 2, 2002, the redemption of all of the 1,700 outstanding shares of its Series A Convertible Preferred Stock, $.01 par value per share (the "Preferred Shares") from the two entities that held the Preferred Shares. The closing of the redemption took place on July 2, 2002. In consideration for the redemption of the Preferred Shares, the Registrant paid to the holders of the Preferred Shares $17,106,422.40, consisting of the original $17,000,000 purchase price for the Preferred Shares (the "Purchase Consideration") and $106,422.40 in interest earned on the Purchase Consideration while held in an escrow account since February 19, 2002. The redemption price was determined by the terms of the Certificate of Designations of the Preferred Shares, filed by the Registrant with the Secretary of State of Delaware on February 15, 2002.

     The former holders of the Preferred Stock are First Investors Holding Co., Inc. and Pine Ridge Financial, Inc., both of which are subsidiaries of Cavallo Capital corporation ("Cavallo"). According to a Schedule 13G filed by Cavallo on May 23, 2002, Cavallo reported beneficial ownership, as of such date, of 4,310,503 shares of the Registrant's common stock, $.01 par value per share ("Common Stock"), including the maximum number of shares of Common Stock it could have received upon conversion of the Preferred Shares and upon exercise of certain warrants. This amounted to 9.999% of the then-outstanding shares of the Registrant's Common Stock, based on 39,008,933 shares outstanding. Otherwise, neither Cavallo nor its subsidiaries, officers, directors or other affiliates had any material relationship with the Registrant prior to the redemption of the Preferred Stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibit

              99.1  Text of press release dated July 1, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                I-MANY, INC.



                                                By: /s/ Kevin Collins
                                                    -----------------------
                                                    Kevin Collins
                                                    Chief Financial Officer

July 10, 2002

                               INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------

   99.1           Text of press release dated July 1, 2002.